Exhibit 99.1

LETTER OF TRANSMITTAL

To Exchange Each Outstanding Share of Common Stock
of
Pontotoc Production, Inc.
for
$9.00 in Cash
and
One Share of 8% Series B Convertible Preferred Stock
of
Ascent Energy Inc.
having a Liquidation Value of $2.50 per Share
by
Pontotoc Acquisition Corp.
a wholly owned subsidiary
of
Ascent Energy Inc.
pursuant to the Prospectus dated ___________, 2001
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK TIME ON _________, 2001 UNLESS THE OFFER IS EXTENDED

The Exchange Agent for the Offer is:

MELLON INVESTOR SERVICES LLC

Facsimile (for eligible institutions only):

(201) 296–4293

By Mail: Reorganization Department P.O. Box 3301 South Hackensack, NJ 07606	By Hand: Reorganization Department 120 Broadway 13th Floor New York, NY 10271	By Overnight: Reorganization Department 85 Challenger Road Mail Drop – Reorg Ridgefield Park, NJ 07660

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W–9 SET FORTH BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal is to be completed by stockholders of Pontotoc Production, Inc. ("Pontotoc") if certificates for the Pontotoc Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus, dated ________, 2001 (the "Prospectus")) is utilized, if delivery of the Pontotoc Shares is to be made by book–entry transfer into an account maintained by the Exchange Agent at The Depository Trust Company (the "Book–Entry Transfer Facility") pursuant to the procedures set forth under "The Offer – Procedure for Tendering" in the Prospectus. Stockholders who tender Pontotoc Shares by book–entry transfer are referred to herein as "Book–Entry Stockholders" and other stockholders who deliver Pontotoc Shares are referred to herein as "Certificate Stockholders"

        Holders of the Pontotoc Shares whose certificates for such shares are not immediately available or who cannot deliver either the certificates for, or a book–entry confirmation (as defined in "The Offer – Procedure for Tendering" of the Prospectus) with respect to, their Pontotoc Shares and all other required documents to the Exchange Agent prior to the Expiration Date, must tender their Pontotoc Shares according to the guaranteed delivery procedure set under "The Offer – Guaranteed Delivery" in the Prospectus. See Instruction 2 below. DELIVERY OF DOCUMENTS TO A BOOK–ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

DESCRIPTION OF SHARES TENDERED
Names(s) & Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Share Certificate(s) and Shares Tendered (Attach additional signed list if necessary)
Share Certificate (s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares ................................................
*     Need not be completed by Book–Entry Stockholders.
**   Unless otherwise indicated, all Pontotoc Shares represented by certificates delivered to the
               Exchange Agent will be deemed to have been tendered.
See Instruction 4.
G

CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING PONTOTOC SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of shares represented by the lost or destroyed certificate(s): _______

G

CHECK HERE IF PONTOTOC SHARES ARE BEING TENDERED BY BOOK–ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK–ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK–ENTRY TRANSFER FACILITY MAY DELIVER PONTOTOC SHARES BY BOOK–ENTRY TRANSFER):

Name of Tendering Institution:
Account Number: Transaction Code Number:

G	CHECK HERE IF PONTOTOC SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, ENCLOSE A PHOTOCOPY OF SUCH NOTICE AND COMPLETE THE FOLLOWING:
Name(s) of Registered Owner(s):
Window Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution that Guaranteed Delivery:
Account Number: Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to Pontotoc Acquisition Corp. ("Purchaser"), a Nevada corporation and a wholly owned subsidiary of Ascent Energy Inc., a Delaware corporation ("Ascent Energy"), the above–described shares of Common Stock, par value $0.0001 per share (the "Pontotoc Shares"), of Pontotoc Production, Inc., a Nevada corporation ("Pontotoc"). The above–described Pontotoc Shares are being tendered pursuant to Purchaser's offer to exchange $9.00 in cash, without interest, and one share of Ascent Energy's 8% Series B Convertible Preferred Stock, par value $0.01 per share, having a liquidation preference equal to $2.50 (the "Ascent Energy Preferred Shares"), for each Pontotoc Share, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal (which, together with any amendments or supplements hereto or thereto collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more corporations directly or indirectly owned by Ascent Energy, the right to purchase all or any portion of the Pontotoc Shares tendered pursuant to the Offer, receipt of which is hereby acknowledged.

        Subject to, and effective upon, acceptance for payment for the Pontotoc Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Pontotoc Shares that are being tendered hereby and any and all dividends, distributions (including additional Pontotoc Shares) or rights declared, paid or issued with respect to the tendered Pontotoc Shares on or after the date hereof and payable or distributable to the undersigned on a date prior to the transfer to the name of Purchaser or nominee or transferee of Purchaser on Pontotoc's stock transfer records of the Pontotoc Shares tendered herewith (collectively, a "Distribution"), and appoints the Exchange Agent the true and lawful agent and attorney–in–fact of the undersigned with respect to such Pontotoc Shares (and any and all Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for the Pontotoc Shares (and any and all Distributions) or transfer ownership of such Pontotoc Shares (and any and all Distributions) on the account books maintained by a Book–Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Exchange Agent for the account of Purchaser, (b) present such Pontotoc Shares (and any and all Distributions) for transfer on the books of Pontotoc and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Pontotoc Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned irrevocably appoints designees of Purchaser as such stockholder's attorney–in–fact and proxy, with full power of substitution, to the full extent of such stockholder's rights with respect to the Pontotoc Shares tendered by such stockholder and accepted for payment by Purchaser and with respect to any and all other shares or other securities issued or issuable in respect of such Pontotoc Shares on or after the date hereof. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Pontotoc Shares for payment. Upon such acceptance for payment, all prior proxies given by such stockholder with respect to such Pontotoc Shares (and such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of Pontotoc's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for the Pontotoc Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Pontotoc Shares Purchaser must be able to exercise full voting rights with respect to such Pontotoc Shares.

        The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Pontotoc Shares (and any and all Distributions) tendered hereby and (b) that the undersigned owns the Pontotoc Shares tendered hereby and that when the Pontotoc Shares are accepted for exchange by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Pontotoc Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Pontotoc Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Purchaser any and all Distributions in respect to the Pontotoc Shares tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as the owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

        The undersigned understands that no public trading market exists for the Ascent Energy Preferred Shares nor the common stock of Ascent Energy into which such shares are convertible. The undersigned reasonably believes that any Ascent Energy Preferred Shares acquired through the exchange of his Pontotoc Shares will be acquired for investment purposes only, for his own account or for the account of the person for whom or the entity for which he acts as a fiduciary, and not with a view to the sale or resale, distribution or transfer thereof.

        All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

        The undersigned understands that tenders of the Pontotoc Shares pursuant to any of the procedures described in "The Offer – Procedure for Tendering" of the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Pontotoc Shares being tendered. Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Purchaser may not be required to accept for payment any of the Pontotoc Shares tendered hereby.

        Unless otherwise indicated herein under "Special Issuance Instructions," the Ascent Energy Preferred Shares and a check for cash and/or any certificates for Pontotoc Shares not tendered or not accepted for exchange will be issued or returned in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the Ascent Energy Preferred Shares and a check for cash and/or any certificates for Pontotoc Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) will be mailed to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Issuance Instructions" are completed, the Ascent Energy Preferred Shares and a check for cash and/or certificate(s) for Pontotoc Shares not so tendered or accepted will be returned in the name of, and delivered to, the person or persons so indicated. Unless otherwise indicated herein under "Special Issuance Instructions," any Pontotoc Shares tendered herewith by book–entry transfer that are not accepted for exchange will be credited to the account at the Book–Entry Transfer Facility (as defined herein) designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Pontotoc Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for exchange any or all of the Pontotoc Shares so tendered.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificate(s) for the Pontotoc Shares not tendered or not accepted for payment and/or the Ascent Energy Preferred Shares and the check for the purchase price of the Pontotoc Shares accepted for exchange are to be issued in the name of someone other than the undersigned or if the Pontotoc Shares tendered by book–entry transfer which are not accepted for payment are to be returned by credit to an account maintained at a Book–Entry Transfer Facility.

Issue:      G check      G certificates to:

Name:_______________________________
                                   (Please Print)

Address:_____________________________

____________________________________
                       (Include Zip Code)
____________________________________
             (Tax Id. or Social Security No.)
               (See Substitute Form W–9)

G Credit the Pontotoc Shares tendered by book–entry transfer that are not accepted for payment to _________.

_________________________________________
(________________ Account No.)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificate(s) for the Pontotoc Shares not tendered or not accepted for payment and/or the Ascent Energy Preferred Shares and the check for the purchase price of the Pontotoc Shares accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail:      G check      G certificates to:

Name:_______________________________
                                   (Please Print)

Address:_____________________________

____________________________________
                       (Include Zip Code)
____________________________________
             (Tax Id. or Social Security No.)
               (See Substitute Form W–9)

SIGN HERE
AND COMPLETE SUBSTITUTE FORM W–9

SIGN HERE __________________________________________________________________________________

SIGN HERE __________________________________________________________________________________

Dated:__________________________________________________________________________________ , 2001
(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate for the Pontotoc Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys–in–fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):____________________________________________________________________________________
                                                                          (Please Print)

Capacity (full title):_____________________________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________
                                                                       (Include Zip Code)

Area Code and Telephone Number:_________________________________________________________________

Tax Identification or Social Security Number:__________________________________________________________

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

Authorized Signature:___________________________________________________________________________

Name:_______________________________________________________________________________________

Name of Firm:__________________________________________________________________________________
                                                                           (Please Print)

Address:_____________________________________________________________________________________
                                                                       (Include Zip Code)

Area Code and Telephone Number:_________________________________________________________________

Dated:_______________________ , 2001

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1.         Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book–Entry Transfer Facility whose name appears on a security position listing as the owner of the Pontotoc Shares) of the Pontotoc Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Pontotoc Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

         2.         Delivery of Letter of Transmittal and Pontotoc Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders of Pontotoc either if Share certificates are to be forwarded herewith or, unless an Agent=s Message is utilized, if delivery of the Pontotoc Shares is to be made by book–entry transfer pursuant to the procedures set forth herein and in "The Offer – Procedure for Tendering" of the Prospectus. For a stockholder to validly tender Pontotoc Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a properly completed and manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book–entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Pontotoc Shares must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) Pontotoc Shares must be delivered pursuant to the procedures for book–entry transfer set forth herein and in "The Offer – Procedure for Tendering" of the Prospectus and a Book–Entry Confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in "The Offer – Guaranteed Delivery" of the Prospectus.

        Stockholders whose certificates for Pontotoc Shares are not immediately available or who cannot deliver their certificates for the Pontotoc Shares and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book–entry transfer procedures on a timely basis may tender their Pontotoc Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and "The Offer – Guaranteed Delivery" of the Prospectus.

        Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Exchange Agent prior to the Expiration Date and (iii) the certificates for all tendered Pontotoc Shares, in proper form for transfer (or a Book–Entry Confirmation with respect to all tendered Pontotoc Shares), together with a properly completed and duly executed Letter of Transmittal (or a properly completed and manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book–entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq is open for business.

        The term "Agent's Message" means a message, transmitted by the Book–Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book–Entry Confirmation, which states that such Book–Entry Transfer Facility has received an express acknowledgment from the participant in such Book–Entry Transfer Facility tendering the Pontotoc Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

        The signatures on this Letter of Transmittal cover the Pontotoc Shares tendered hereby.

        THE METHOD OF DELIVERY OF PONTOTOC SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK–ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. PONTOTOC SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK–ENTRY TRANSFER, BY BOOK–ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted, and no fractional Pontotoc Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or facsimile thereof) waive any right to receive any notice of acceptance of their Pontotoc Shares for payment.

        3.         Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Pontotoc Shares and any other required information should be listed on a separate signed schedule attached hereto.

        4.        Partial Tenders. (Not Applicable to Book–Entry Stockholders.) If fewer than all the Pontotoc Shares evidenced by any share certificate submitted are to be tendered, fill in the number of Pontotoc Shares which are to be tendered in the box entitled "Number of Shares Tendered" under "Description of Shares Tendered." In such cases, new certificates for the remainder of Pontotoc Shares that were evidenced by your old certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All shares represented by share certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        5.         Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Pontotoc Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

           If any of the Pontotoc Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

           If any of the tendered Pontotoc Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney–in–fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

          If this Letter of Transmittal is signed by the registered holder(s) of the Pontotoc Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Pontotoc Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

          If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

        6.         Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Pontotoc Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Pontotoc Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom, is submitted.

        EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

        7.        Special Issuance and Delivery Instructions. If Ascent Energy Preferred Shares and a check is to be issued in the name of, and/or certificates for Pontotoc Shares not tendered or not accepted for exchange are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book–Entry Stockholder may request that Pontotoc Shares not accepted for payment be credited to such account maintained at a Book–Entry Transfer Facility as such Book–Entry Stockholder may designate under "Special Issuance Instructions." If no such instructions are given, such Pontotoc Shares not accepted for payment will be returned by crediting the account at the Book–Entry Transfer Facility designated above.

        8.       Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Prospectus) Purchaser reserves the right to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the minimum tender condition and the conditions relating to the absence of an injunction and the effectiveness of the registration statement for the Ascent Energy Preferred Shares to be issued in the Offer) in whole or in part in the case of any Pontotoc Shares tendered.

         9.        31% Backup Withholding; Substitute Form W–9. Under U.S. Federal income tax law, a stockholder whose tendered Pontotoc Shares are accepted for payment is required to provide the Exchange Agent with such stockholder=s correct taxpayer identification number ("TIN") on Substitute Form W–9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to the Pontotoc Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

        Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W–8, signed under penalties of perjury, attesting to that individual=s exempt status. A Form W–8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W–9" for more instructions.

        If backup withholding applies, the Exchange Agent is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

        The box in Part 3 of the Substitute Form W–9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the "Certificate of Awaiting Taxpayer Identification Number" is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

        The stockholder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Pontotoc Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Pontotoc Shares. If the Pontotoc Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute form W–9" for additional guidance on which number to report.

         10.         Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

         11.         Lost, Destroyed or Stolen Certificates. If any certificate representing Pontotoc Shares has been lost, destroyed or stolen, the stockholder should promptly notify Pontotoc's transfer agent, Corporate Stock Transfer, at (303) 282–4800. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

        Important: This Letter of Transmittal (or a facsimile hereof), together with certificates or confirmation of Book–Entry Transfer or the Notice of Guaranteed Delivery, and all other required documents, must be received by the Exchange Agent prior to the Expiration Date.
PAYER=S NAME: Mellon Investor Services LLC
Substitute Form W–9 Department of the Treasury Internal Revenue Service. Payee=s Request for Taxpayer Identification Number (ATIN@) Sign Here	Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:	Social Security Number or Employer Identification Number _____________________________

Part 2 - Certification –– Under the penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the AIRS@) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS –– You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under–reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were not subject to backup withholding, do not cross out such item (2).

	Signature____________________________ Date ________________________, 2001	Part 3 –– Awaiting TIN G

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W–9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
IN PART 3 OF THE SUBSTITUTE FORM W–9.

         CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

              I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature ___________________________________                        Date _________________________________ , 2001

The Information Agent for the Offer is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor
New York, New York 10022
Banks and Brokers Call Collect: (212) 750–5833
All Others Call Toll–free (888) 750–5834